               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 1, 2001

                     CORNERSTONE REALTY INCOME TRUST, INC.
            (Exact name of registrant as specified in its charter)

     Virginia                      001-12875                54-1589139
(State or other jurisdiction      (Commission             (I.R.S. Employer
 of incorporation)                 File Number)         Identification Number)

306 East Main Street, Richmond, VA                             23219
(Address of principal executive offices)                     (Zip Code)

                                (804) 643-1761
             (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets

     Cornerstone Realty Income Trust, Inc. (which is referred to below as the "Company" or as "we," "us" or "our") is filing this report pursuant to Item 2 of Form 8-K to describe several property acquisitions, assumption of certain liabilities as a result of the acquisitions and certain financing transactions relating to the property acquisitions. The properties acquired on September 7, 2001, when combined with the properties acquired on October 1, 2001, involve a "significant amount of assets" within the meaning of the General Instructions to Form 8-K. No seller involved in the transactions reported herein has a material relationship with the Company, any of its affiliates, or any its officers and directors. Certain related matters also are reported below.

Summary of Property Acquisition of Poplar Place Apartments and Enclave at Poplar Place Apartments

On September 7, 2001, the Company purchased Poplar Place Apartments and Enclave at Poplar Place Apartments from Poplar & Enclave Housing Associates, L.P., a Georgia limited partnership, for a total of $34.7 million in cash. Both properties are located adjacent to each other in Kennesaw, Georgia, which is 20 miles northwest of downtown Atlanta. Together, Poplar Place Apartments and Enclave at Poplar Place Apartments contain a total of 524 units. A more detailed property description is as follows:

                            Poplar Place Apartments

     Poplar Place Apartments is a garden-style community containing 324 units. The community has 18 two- and three-story buildings on nearly 27 acres. Built in 1989, the average unit size is 925 square feet. The community includes one-, two-, and three-bedroom floor plans and the units include fully equipped kitchens, wall-to-wall carpeting, walk-in closets, individual HVAC controls, washer/dryer connections, and fireplaces in select units. The community's amenities include a spacious clubhouse and fitness center, outdoor swimming pool, lighted tennis courts, sports courts and a children's playground.

     Enclave at Poplar Place Apartments is a garden-style community with 200 units. It was build in 1995 and has 11 two- and three-story buildings on approximately 19 acres. The average size per unit is 1,154 square feet. The one-, two- and three-bedroom units include fully equipped kitchens, wall-to-wall carpeting, walk-in closets, individual HVAC controls, washer/dryer connections, and fireplaces in select units. The community's amenities include a spacious clubhouse and fitness center, outdoor swimming pool and lighted tennis courts.

The properties are located in developed areas in competitive markets. The Company believes the properties are well-positioned to compete in these markets based on their location, amenities, and rate structure. In the opinion of the Company's management, all of the properties are adequately covered by insurance. Further information about the properties is presented below.

                               TABLE 1. Summary

                                                                   Average
                                                Number             Monthly
Property                         State            of           Effective Rental
                                              Apartments         Per Sq. Foot
                                                                  in 2001 (1)
--------------------------------------------------------------------------------
Poplar Place Apartments .....  Georgia        324              $8.289605
Enclave at Poplar Place        Georgia        200              $8.622588
Apartments ..................
                                  Total       524

Notes for Table 1:
(1) Amounts are based on operations from January 1, 2001 through July 31, 2001. Rates for the entire year will not necessarily be comparable

                                      -2-
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
                    TABLE 2. Tax and Improvement Information

               Real Prop.     Assessed     Real         Expected       Expected
                  Tax         Value of   Property      Improvement    Prop. Tax on
Property        Rate (1)        Real       Tax           Cost (2)      Improv. (3)
                                Prop.
----------------------------------------------------------------------------------
Poplar Place      2.914      $12000000   $349,680          N/A           N/A
Apartments and
Enclave at Poplar
Place Apartments
(one parcel)

 ...................

Notes for Table 2:
(1) Property tax rate for each property is an aggregate figure for county, city and other local taxing authorities (as applicable). Information is for calendar year 2001, although properties with asterisks in the first column have estimated values based on 2000 taxes.
(2)  Expected improvement costs are based on operating budgets for 2002.
(3) Tax amount shown is based on a portion of the indicated improvement. The percentage needed to determine the taxable portion varies by state and locality.
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                         TABLE 3. Operating Information

                                     Occupancy Rates (%)(1)

Property                      1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
Poplar Place                   N/A     N/A     N/A     N/A     91%
Apartments ................
Enclave at Poplar Place        N/A     N/A     N/A     N/A     89%
Apartments ................

Notes for Table 3:

(1) Percentage for 2001 is based on occupancy on August 27,2001. Occupancy rates for the entire year will not necessarily be comparable.

Summary of Acquisition of Seven Properties in North Carolina

     On October 1, 2001, the Company and its wholly-owned limited partnership, Cornerstone NC Operating Limited Partnership, entered into three Membership Interest Contribution Agreements with State Street, LLC and one Membership Interest Contribution Agreement with State Street I, LLC. Under the terms of the agreements, which are substantially similar in form, Cornerstone NC Operating Limited Partnership exchanged a total of 1,262,680 preferred operating partnership units and 1,431,590 non-preferred operating partnership units in the limited partnership for all of the outstanding interests in seven North Carolina limited liability companies owned by State Street, LLC and State Street I, LLC. Each of the seven limited liability companies owned one apartment community. Thus, through the transactions, the Company effectively acquired seven apartment communities. As discussed below, five of the communities are completed and are operating, while two are under construction. Neither the Company nor its affiliates are affiliated with State Street, LLC or State Street I, LLC.

     The total consideration for the transaction is $126.2 million, consisting of a cash payment in the amount of $400,000, the assumption of $93.6 million in secured financing and the issuance of $32.2 million in the form of 1,262,680 preferred and 1,431,590 non-preferred operating partnership units in Cornerstone NC Operating Limited Partnership. The non-preferred operating partnership units shall convert into preferred operating partnership units on a one-for-one basis six months after the closing of the transaction, subject to certain conditions. The closing for all of the properties occurred October 1, 2001. The preferred operating partnership units shall be exchangeable for either cash or shares of Cornerstone common shares on a one-for-one basis, at the Company's option on or after October 1, 2002.

     The debt assumption includes $46.4 million in fixed-rate (6.75%) financing secured by three of the five constructed properties and maturing in 2011, $15.2 million in variable-rate financing (LIBOR plus 120 basis points) secured by one property and $16 million in variable-

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rate financing (LIBOR plus 150 basis points) secured by one property. Upon completion of the development properties, the company will also be responsible for $16 million in variable-rate financing (LIBOR plus 135 basis points) secured by those properties.

     The transaction consists of the acquisition of 1,398 units in five existing communities and 288 units in two communities which are currently under construction. All of the properties are in North Carolina. Two existing properties are located in the city of Charlotte, one is in Raleigh, one is in Greensboro and one is in Wilmington. The remaining two properties that are under construction are located in Raleigh and Wilmington. The properties are described as follows:

                   Autumn Park Apartments --- Greensboro, N.C.

     Autumn Park Apartments was recently constructed and is a garden-style community consisting of 13 three-story buildings with 264 units on 22 acres. The average unit size is 983 square feet. The community is located northwest of downtown Greensboro in an affluent section of that city. The community contains one-, two- and three-bedroom floor plans. Units include a spacious main living area, fully equipped kitchens, wall-to-wall carpeting, walk-in closets, patio or balcony, washer/dryer connections and fireplaces in select units. The property's amenities include a large lodge-style clubhouse, outdoor swimming pool with cabana and barbecue area, covered pavilion, putting green, 21-seat movie theater, billiards room, fitness center, business center, 1,500-square-foot children's play area, laundry facility, multi-sport court, and 36 detached garages for lease by residents.

                   Legacy Park Apartments --- Charlotte, N.C.

     Legacy Park Apartments is located north of downtown Charlotte near the intersection of W.T. Harris Boulevard and Mallard Creek Road. Legacy Park Apartments is a 288-unit, garden-style community completed in September of 2001. The community consists of 14 three-story buildings on 22 acres. The average unit size is 1,004 square feet. One-, two- and three-bedroom floor plans are available and units include a spacious main living area, fully equipped kitchens, wall-to-wall carpeting, walk-in closets, patio or balcony, washer/dryer connections and fireplaces in select units.

     The property's amenities include a large lodge-style clubhouse, outdoor swimming pool with cabana and barbecue area, covered pavilion, 27-seat movie theater, billiards room, fitness center, business center, 1,500-square-foot children's play area, laundry facility, multi-sport court, and 30 detached garages for resident lease.

                   Timber Crest Apartments --- Charlotte, N.C.

     Built in 2000, Timber Crest Apartments is a 14-building, garden-style community with 282 units on 17 acres. The average unit size in the three-story buildings is 983 square feet. The community is located southeast of downtown Charlotte on Monroe Road and is adjacent to

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McAlpine Greenway Park. The property has one-, two- and three-bedroom floor plans, and units include fully equipped kitchens, wall-to-wall carpeting, walk-in closets, washer-dryer connections, and fireplaces in select units. Amenities in the community include a large clubhouse, outdoor swimming pool, pool cabana, fitness center, laundry facility, sauna and steam room, volleyball court, children's playground, barbecue area and nine-hole putting green.

                 Trinity Commons Apartments --- Raleigh, N.C.

     Trinity Commons Apartments is located five miles west of downtown Raleigh and within one mile of both I-40 and the I-440 beltway. The garden-style Trinity Commons Apartments contain 288 units in 14 three-story buildings on 17 acres. The average unit size is 962 square feet. The community, completed in 2000, features one-, two- and three-bedroom floor plans, and units include fully equipped kitchens, wall-to-wall carpeting, washer-dryer connections, patio or balcony, walk-in closets and fireplaces in select units. The property's amenities include spacious clubhouse, outdoor swimming pool with cabana, covered pavilion and barbecue area, lighted tennis courts, putting green, fitness center with separate activity room, laundry facility, sauna and steam room, and a children's playground. The second phase, currently under construction, will contain 174 units, a new clubhouse/leasing center and swimming pool. It is scheduled for completion in November of 2002.

                  St. Andrews Apartments --- Wilmington, N.C.

     Located four miles south of downtown Wilmington and three miles from the Atlantic Ocean, St. Andrews Place Apartments is a garden-style community consisting of 13 three-story buildings with 276 units on 20 acres of land. The community was built in 1998, and the average unit size is 900 square feet. One-, two- and three-bedroom floor plans are available and units include a spacious main living area, fully equipped kitchens, wall-to-wall carpeting, walk-in closets, patio or balcony, washer/dryer connections and fireplaces in select units. The property's amenities include a spacious clubhouse, outdoor swimming pool with cabana, covered pavilion and barbecue area, putting green, fitness center with separate activity room, laundry facility, sauna and steam room, and a children's playground. The second phase, currently under construction, will contain 114 units and a new cabana and pool, and is scheduled for completion in April of 2002.

     Both Trinity Commons II in Raleigh, North Carolina and St. Andrews Place II in Wilmington, North Carolina, are being constructed and specific information regarding the size of the rooms and the amenities is currently unavailable. However, these properties are expected to be comparable to the other currently existing properties.

     The properties are located in developed areas in competitive markets. The Company believes the properties are well-positioned to compete in these markets based on their location, amenities, and rate structure. In the opinion of the Company's management, all of the properties are adequately covered by insurance. Further information about the properties is presented below.

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                               TABLE 1. Summary

                                                                              Average Monthly
                                                               Number         Effective Rental
Property                                  State             Of Apartments       Per Sq. Foot
                                                                                in 2001 (1)
-------------------------------------------------------------------------------------------------
Trinity Commons Apartments..........      North Carolina   288              $9.5329
St. Andrews Place Apartments........      North Carolina   276              $8.6236
Timber Crest Apartments.............      North Carolina   282              $8.3503
St. Andrews Place II................      North Carolina   114              N/A
Trinity Commons II..................      North Carolina   174              N/A
Autumn Park Apartments..............      North Carolina   264              $9.6164
Legacy Park Apartments..............      North Carolina   288              $9.2652
                                                    Total  1,684

Notes for Table 1:
(2) Amounts are based on operations from January 1, 2001 through August 31, 2001. Rates for the entire year will not necessarily be comparable.

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                    TABLE 2. Tax and Improvement Information

                                Real Prop.     Assessed        Real         Expected      Expected Prop.
                                    Tax        Value of      Property      Improvement        Tax on
Property                         Rate (1)     Real Prop.       Tax          Cost (2)        Improv. (3)
-------------------------------------------------------------------------------------------------------
Trinity Commons Apartments.....   0.949          16,237,020       155,071              N/A           N/A
St. Andrews Place Apartments...  1.1600          12,815,810       149,209              N/A           N/A
Timber Crest Apartments*.......  1.1970          15,040,100       190,464       15,744,350           N/A
St. Andrews Place II...........    N/A               N/A             N/A               N/A           N/A

Trinity Commons II.............   0.949           1,344,000     12,754.56              N/A           N/A

Autumn Park Apartments.........  1.2197             836,200        10,508              N/A           N/A
Legacy Park Apartments.........  1.1970           1,293,290      15589.95        1,773,040           N/A



Notes for Table 2:

(1) Property tax rate for each property is an aggregate figure for county, city and other local taxing authorities (as applicable). Information is for calendar year 2001, although properties with asterisks in the first column have estimated values based on 2000 taxes.
(2)  Expected improvement costs are based on operating budgets for 2002.
(3) Tax amount shown is based on a portion of the indicated improvement. The percentage needed to determine the taxable portion varies by state and locality.

                         TABLE 3. Operating Information

                                            Occupancy Rates (%) (1)

Property                            1997     1998     1999     2000      2001
------------------------------------------------------------------------------

Trinity Commons Apartments......     N/A      N/A      N/A      N/A       95%
St. Andrews Place Apartments....     N/A      N/A      N/A      N/A       95%
Timber Crest Apartments.........     N/A      N/A      N/A      N/A     87.2%
St. Andrews Place II............     N/A      N/A      N/A      N/A       N/A
Trinity Commons II..............     N/A      N/A      N/A      N/A       N/A
Autumn Park Apartments..........     N/A      N/A      N/A      N/A       95%
Legacy Park Apartments..........     N/A      N/A      N/A      N/A       61%

Notes for Table 3:

(1) Percentage for 2001 is based on occupancy at September 15, 2001. Occupancy rates for the entire year will not necessarily be comparable.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The Company is not required to file financial statements for the acquisition of Poplar Place Apartments and Enclave at Poplar Place Apartments. It is impractical to include the required financial statements for the remaining properties herein. The required financial statements for the remaining properties will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

     It is also impractical to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.

                                           By:      /s/  Glade M. Knight
                                                --------------------------------
                                                    Glade M. Knight, President

                                           October 16, 2001

                                 EXHIBIT INDEX

                        Cornerstone Realty Income Trust

                        Form 8-K dated October 1, 2001

     The Company agrees to furnish the Securities and Exchange Commission on request a copy of any instrument with respect to long-term debt of the Company or its subsidiaries the total amount of securities authorized under which does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis.


Exhibit Number                              Exhibit
-------------                               -------
10.1                                        Operating Partnership dated October 1, 2001
10.2                                        Membership Interest Contribution Agreement with State Street, LLC for
                                            Trinity Commons Apartments, LLC, St. Andrews Place Apartments, LLC and
                                            Timber Crest Apartments, LLC;
10.3                                        Membership Interest Contribution Agreement with State Street, LLC for
                                            St. Andrews Place II, LLC
10.4                                        Membership Interest Contribution Agreement with State Street, LLC for
                                            Trinity Commons II Apartments, LLC;
10.5                                        Membership Interest Contribution Agreement with State Street I, LLC for
                                            Autumn Park Apartments, LLC and Legacy Park Apartments, LLC.

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